UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2008

Electronics For Imaging, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way, Foster City, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 650-357-3500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 9, 2008, Electronics For Imaging, Inc. (the “Company”) announced preliminary financial results for the fiscal quarter ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished under Item 2.02 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release dated January 9, 2008 - EFI Provides Preliminary Q4 2007 Results and Q1 2008 Outlook

The information included in Exhibit 99.1 is intended to be furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities & Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics For Imaging, Inc.

January 9, 2008	By:	/s/ John Ritchie
	Name:	John Ritchie
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 9, 2008 - EFI Provides Preliminary Q4 2007 Results and Q1 2008 Outlook